UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2004

NASTECH PHARMACEUTICAL COMPANY INC.

(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	0-13789 (Commission File Number)	11-2658569 (IRS Employer Identification No.)

3450 Monte Villa Parkway Bothell, Washington (Address of principal executive offices)	98021 (Zip Code)

425-908-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 27, 2004, Nastech Pharmaceutical Company Inc. (the “Registrant”) issued a press release in which it reported that it has acquired exclusive worldwide rights to the Imperial College Innovations and Oregon Health & Science University PYY patent applications in the field of intranasal delivery of PYY and the use of glucagon-like peptide-1 (GLP-1) used in conjunction with PYY for the treatment of obesity, diabetes and other metabolic conditions. The license agreement is with Thiakis Limited, the exclusive licensee of the applications.

In connection with the foregoing, the Registrant hereby furnishes the following exhibit:

Item 9.01 Financial Statements and Exhibits

( c ) Exhibits.

Exhibit Number	Description

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated September 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc. (Registrant)

By:	/s/ Gregory L. Weaver

Name:	Gregory L. Weaver
Title:	Chief Financial Officer

Dated:
September 30, 2004

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated September 27, 2004.